Exhibit 8(e)

Schedule A

Multi-Asset Complex Open-End Funds – Group A

BlackRock ETF Trust

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

iShares Advantage Large Cap Income ETF

iShares A.I. Innovation and Tech Active ETF

iShares Defense Industrials Active ETF

iShares Disciplined Volatility Equity Active ETF

iShares Dynamic Equity Active ETF

iShares Enhanced Large Cap Core Active ETF

iShares Enhanced Short-Term Bond Active ETF

iShares FinTech Active ETF

iShares Government Money Market ETF

iShares Health Innovation Active ETF

iShares Infrastructure Active ETF

iShares International Country Rotation Active ETF

iShares International Dividend Active ETF

iShares Large Cap Core Active ETF

iShares Large Cap Growth Active ETF

iShares Large Cap Value Active ETF

iShares Large Cap Value Active ETF II

iShares Managed Futures Active ETF

iShares Nasdaq Premium Income Active ETF

iShares Prime Money Market ETF

iShares Systematic Alternatives Active ETF

iShares Technology Opportunities Active ETF

iShares U.S. Equity Factor Rotation Active ETF

iShares U.S. Industry Rotation Active ETF

iShares U.S. Select Equity Active ETF

iShares U.S. Thematic Rotation Active ETF

BlackRock FundsSM

iShares Developed Real Estate Index Fund

iShares Enhanced Roll Yield Index Fund

iShares FTSE NAREIT All Equity REIT Index Fund

iShares Municipal Bond Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Short-Term TIPS Bond Index Fund

iShares Total U.S. Stock Market Index Fund

iShares U.S. Intermediate Credit Bond Index Fund

iShares U.S. Intermediate Government Bond Index Fund

iShares U.S. Long Credit Bond Index Fund

iShares U.S. Long Government Bond Index Fund

iShares U.S. Securitized Bond Index Fund

Sch. A-1

BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

BlackRock Diversified Equity Fund

BlackRock Diversified Fixed Income Fund

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

BlackRock LifePath® Dynamic 2070 Fund

BlackRock LifePath® ESG Index Retirement Fund

BlackRock LifePath® ESG Index 2030 Fund

BlackRock LifePath® ESG Index 2035 Fund

BlackRock LifePath® ESG Index 2040 Fund

BlackRock LifePath® ESG Index 2045 Fund

BlackRock LifePath® ESG Index 2050 Fund

BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund

BlackRock LifePath® ESG Index 2065 Fund

BlackRock LifePath® ESG Index 2070 Fund

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

BlackRock LifePath® Index 2065 Fund

BlackRock LifePath® Index 2070 Fund

iShares MSCI Total International Index Fund

iShares Russell 1000 Large-Cap Index Fund

iShares S&P 500 Index Fund

iShares U.S. Aggregate Bond Index Fund

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund

Master Investment Portfolio

Diversified Equity Master Portfolio

International Tilts Master Portfolio

Large Cap Index Master Portfolio

Sch. A-2

Money Market Master Portfolio

S&P 500 Index Master Portfolio

Total International ex U.S. Index Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio

Quantitative Master Series LLC

Master Small Cap Index Series

Fixed-Income Complex Open-End Funds – Group B

BlackRock ETF Trust II

iShares AAA CLO Active ETF

iShares BBB-B CLO Active ETF

iShares Emerging Markets Bond Active ETF

iShares Flexible Income Active ETF

iShares Floating Rate Loan Active ETF

iShares Global Government Bond USD Hedged Active ETF

iShares High Yield Active ETF

iShares High Yield Muni Active ETF

iShares Intermediate Muni Income Active ETF

iShares Large Cap Deep Buffer ETF

iShares Large Cap Moderate Buffer ETF

iShares Mortgage-Backed Securities Active ETF

iShares Securitized Income Active ETF

iShares Short Duration High Yield Muni Active ETF

iShares Short-Term California Muni Active ETF

iShares Total Return Active ETF

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio

Revised: [    ], 2025

Sch. A-3

Schedule B

Multi-Asset Complex Open-End Funds*

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage SMID Cap Fund, Inc.

BlackRock Balanced Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

BlackRock FundsSM

BlackRock Advantage Emerging Markets Fund

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Core Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock China A Opportunities Fund

BlackRock Commodity Strategies Fund

BlackRock Defensive Advantage Emerging Markets Fund

BlackRock Emerging Markets ex-China Fund

BlackRock Energy Opportunities Fund

BlackRock Exchange Portfolio

BlackRock Global Equity Market Neutral Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Real Estate Securities Fund

BlackRock Short Obligations Fund

BlackRock Sustainable Aware Advantage Emerging Markets Equity Fund

BlackRock Sustainable Aware Advantage International Equity Fund

BlackRock Sustainable Advantage Large Cap Core Fund

BlackRock Tactical Opportunities Fund

BlackRock Technology Opportunities Fund

BlackRock U.S. Insights Long/Short Equity Fund

BlackRock Wealth Liquid Environmentally Aware Fund

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Dynamic High Income Portfolio

BlackRock Global Dividend Portfolio

BlackRock Managed Income Fund

BlackRock Multi-Asset Income Portfolio

BlackRock Retirement Income 2030 Fund

Sch. B-4

BlackRock Funds VII, Inc.

BlackRock Sustainable Aware Emerging Markets Equity Fund

BlackRock International Select Equity Fund

BlackRock Global Allocation Fund, Inc.

BlackRock Large Cap Focus Growth Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund

BlackRock Advantage Large Cap Value Fund

BlackRock Event Driven Equity Fund

BlackRock Liquidity Funds

BlackRock Liquid Federal Trust Fund

FedFund

MuniCash

TempCash

T-Fund

Treasury Trust Fund

BlackRock Mid-Cap Value Series, Inc.

BlackRock Mid-Cap Value Fund

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock Series, Inc.

BlackRock International Fund

BlackRock Unconstrained Equity Fund

BlackRock Variable Series Funds, Inc.

BlackRock 60/40 Target Allocation ETF V.I. Fund

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage SMID Cap V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock International Index V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Small Cap Index V.I. Fund

* Funds have alternative securities lending agency arrangement.

Revised: [    ], 2025

Sch. B-5

Schedule C

Fixed-Income Complex Closed-End Funds*

BlackRock 2037 Municipal Target Term Trust

BlackRock Alpha Strategies Fund

BlackRock California Municipal Income Trust

BlackRock Capital Allocation Term Trust

BlackRock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Credit Allocation Income Trust

BlackRock Credit Strategies Fund

BlackRock Debt Strategies Fund, Inc.

BlackRock Energy and Resources Trust

BlackRock Enhanced Equity Dividend Trust

BlackRock Enhanced Global Dividend Trust

BlackRock Enhanced International Dividend Trust

BlackRock Enhanced Large Cap Core Fund, Inc.

BlackRock ESG Capital Allocation Term Trust

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock Health Sciences Term Trust

BlackRock Health Sciences Trust

BlackRock Income Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Long-Term Municipal Advantage Trust

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal 2030 Target Term Trust

BlackRock Municipal Credit Alpha Portfolio, Inc.

BlackRock Municipal Income Quality Trust

BlackRock Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock MuniHoldings California Quality Fund, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

BlackRock MuniHoldings New York Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniVest Fund, Inc.

Sch. C-1

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield New York Quality Fund, Inc.

BlackRock MuniYield Pennsylvania Quality Fund

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniYield Quality Fund III, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock New York Municipal Income Trust

BlackRock Private Investments Fund

BlackRock Resources & Commodities Strategy Trust

BlackRock Science and Technology Term Trust

BlackRock Science and Technology Trust

BlackRock Taxable Municipal Bond Trust

BlackRock Technology and Private Equity Term Trust

BlackRock Utilities, Infrastructure & Power Opportunities Trust

BlackRock Virginia Municipal Bond Trust

Fixed-Income Complex Open-End Funds*

BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series I Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

BATS: Series V Portfolio

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock Funds IV

BlackRock Credit Relative Value Fund

BlackRock Systematic Multi-Strategy Fund

BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock High Yield Portfolio

BlackRock Impact Mortgage Fund

BlackRock Income Fund

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Mortgage-Backed Securities Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Sustainable High Yield Bond Fund

Sch. C-2

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock Impact Municipal Fund

BlackRock National Municipal Fund

BlackRock Short Duration Muni Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

Managed Account Series II

BlackRock Securitized Income Fund

* Funds have alternative securities lending agency arrangement.

Revised: [    ], 2025

Sch. C-3